[PHOTOGRAPH]



       [PHOTOGRAPH]               Smith Barney
                                  Fundamental
                                  Value Fund Inc.

                                  -------------
                                  ANNUAL REPORT
                                  -------------


                                  September 30, 1997






                           [LOGO] Smith Barney Mutual Funds
                                  Investing for your future.
                                  Every day(sm).

Smith Barney Fundamental Value Fund Inc.
================================================================================

The Smith Barney Fundamental Value Fund Inc. ("Fund") seeks long-term growth of capital, with current income as a secondary objective. The Fund invests primarily in the stocks of companies believed to be attractively priced relative to the true value of their assets or business prospects.


Smith Barney Fundamental Value Fund Inc.'s
Average Annual Total Returns Ended
September 30, 1997

                                 Without Sales Charges*
                         --------------------------------------
                         Class A       Class B         Class C
===============================================================
One-Year                 29.53%         28.62%         28.52%
---------------------------------------------------------------
Five-Year                18.55            N/A            N/A
---------------------------------------------------------------
Ten-Year                 13.10            N/A            N/A
---------------------------------------------------------------
Since Inception+         14.70          17.81          16.29
===============================================================

                                 With Sales Charges**
                         --------------------------------------
                         Class A        Class B        Class C
===============================================================
One-Year                 23.05%         23.62%         27.52%
---------------------------------------------------------------
Five-Year                17.34            N/A            N/A
---------------------------------------------------------------
Ten-Year                 12.52            N/A            N/A
---------------------------------------------------------------
Since Inception+         14.33          17.71          16.29
===============================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and C shares are November 12, 1981, November 6, 1992 and August 10, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

In managing the Fund, we try to provide investors with performance that compares favorably with that of the S&P 500, over the course of the full market cycle, but with less risk. During periods when we feel market risks are high, we will adopt strategies designed to preserve capital as well as build it.

================================================================================
NASDAQ SYMBOL
================================================================================

           Class A                      SHFVX
           Class B                      SFVBX
           Class C                      SFVCX

================================================================================
WHAT'S INSIDE
================================================================================
Shareholder Letter ........................................................    1

Historical Performance ....................................................    4

Smith Barney Fundamental Value Fund Inc.
at a Glance ...............................................................    6

Schedule of Investments ...................................................    7

Statement of Assets and Liabilities .......................................   10

Statement of Operations ...................................................   11

Statements of Changes in Net Assets .......................................   12

Notes to Financial Statements .............................................   13

Financial Highlights ......................................................   17

Tax Information ...........................................................   20

Independent Auditors' Report ..............................................   21

================================================================================
Shareholder Letter
================================================================================

[PHOTO]                   [PHOTO]


HEATH B.                  JOHN G.
MCLENDON                  GOODE

Chairman                  Vice President and
                          Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the year ended September 30, 1997. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended September 30, 1997, the Class A, B and C shares of the Fund generated a total return without sales charges of 29.53%, 28.62% and 28.52%, respectively. In comparison, the Standard & Poor's 500 Composite Index ("S&P 500") had a total return of 40.43% over the same period. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.) We remain committed to our value investing style. As a result, a relatively large cash position was maintained during the year in order to provide us some downside protection in the event of a market downturn. This defensive investment strategy penalized performance relative to the major stock market averages during the reporting period.

Market Overview

In the last year, the stock market was dominated for the most part by the performance of the largest 10% of the stocks in the S&P 500 and the Nasdaq (over the counter) averages. In both instances, a limited number of companies contributed more than 50% of the appreciation in the indices during the last twelve months. Interest rates moved lower and inflation was at the lowest level in forty years. New money flows into mutual funds were at historic highs and much of this investment capital found its way into the largest capitalization issues that dominate the S&P 500 and Nasdaq.

The Fund seeks to invest in companies that are trading at prices that represent "value" when compared with underlying asset values, earnings and cash flow trends. In the last year, a substantially larger percentage of the Fund's assets were invested in companies that did not rank as the largest companies in either the S&P 500 or Nasdaq. This caused us to underperform during the year relative to the major indices.

In addition, many of the best known companies, especially those noted for the exposure to foreign markets and economies, reached P/E (price-to-earnings) ratios of 30-40 times earnings. We believed these ratios were excessive and in combination with the narrowness of the market, indicated that market risks were high. During the year, we maintained substantial cash positions, which reflects this concern. Our effective cash position during the year, including some hedges, averaged about 20%. This cash position in an improving market also caused the Fund to underperform the leading market averages.

Historically, it has been our goal to perform well compared to the market (i.e., S&P 500) over the course of a full market cycle, and to accomplish this with less risk than presented in the market. We believe our investment style does well during most of the cycle, outperforms in turbulent times, and underperforms as the market nears a significant top. It is too early to determine how significant any correction may be in the U.S. market in the months ahead. Nevertheless, we maintain our conviction that the risk/reward ratio for the market and many stocks now is low relative to the last five to seven years.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       1

Portfolio Changes

We are always looking for outstanding business franchises that are available at attractive prices. Often these companies may have current problems or they are in a business transition of one form or another. Contrary opinion plays an important role in our investment approach. The following are substantial holdings within your Fund. Although some of the companies are now "popular," all were purchased when they were out-of-favor and considered unattractive by many investors. These include AMR (American Airlines), Texas Instruments, American Express, BankAmerica, Wal-Mart, Toys "R" Us, IBM, Amoco, Dresser Industries, Intel, The Rouse Co., Tele-Communications Inc., General Motors, Amerada Hess, Time Warner, Pepsico, Cox Communications and Archer-Daniels-Midland.

The largest purchase by the Fund during the past year, and its single largest position, is Adobe Systems. Adobe is a leading company in graphic arts software and desktop publishing. The company has been in a transition phase in which it was introducing products that were compatible with Microsoft Windows rather than its historic reliance on the Apple Macintosh platform. Although this transition caused revenues and earnings to flatten, we believe that renewed growth would occur once it neared completion. Adobe's shares were available at prices far below highs reached several years ago and the company has a pristine balance sheet and a large cash position. It is our belief that some of this cash will be used to repurchase Adobe shares. In the long term, we see Adobe's products as being beneficiaries of the Internet and the growing need to develop commerce on it.

Another major investment was in the shares of Aluminum Company of America (Alcoa). We like the growth prospects for aluminum, both domestically and worldwide. Automobiles, for example, are expected to use more aluminum in each car over the next decade. In addition, aluminum capacity is not expected to increase as much as that for other commodities.

The third area of interest to us in the last year was the cable television
(CATV) industry. At one point earlier in the year, many of these stocks were off their highs by 40% - 50%. We believed that the bandwidth characteristics of coaxial cable made many larger cable companies attractive players in delivering services to the home and business. We increased our positions in Tele-Communications Inc. and added Cox Cable to the Fund's portfolio as well. In our judgment, Cox is one of the best cable companies with regard to the quality of its plant and its ability to deliver new and profitable entertainment and other services to its companies.

During the year, financial services companies performed very well and we reduced our holdings moderately in this area, moving from an overweight to an underweight position. Reductions were made in American Express, Great Western Financial (Washington Mutual) and BankAmerica. Many financial services companies have done better than the S&P 500 in the last one, three and five year periods. In our view, these stocks are no longer cheap, although most continue to perform well. We continue to believe additional consolidation activity will occur in financial services, including some of the largest companies in the industry.

Market Outlook

The major new development in the market outlook is the recent turbulence in Asian currencies and associated stock markets. Near term, events in Asia will reduce growth prospects around the world and lead to fierce price competition as many countries attempt to export their way out of crisis. At the margin, the U.S. will be affected because many of our largest companies do more than 50% of their business abroad and a strong U.S. dollar will translate into lower-than-expected profits. Nevertheless, some of our companies, particularly retailers, may be able to source cheaper goods and pass some of the benefits on to U.S. consumers. We suspect that some capital goods producers, especially for technology-based products, may be affected significantly.


--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders

Uncertainty and volatility means that the appropriate P/E ratio to be applied to the U.S. stock market is now less than a few months ago, but lower interest rates will provide some cushion. Until very recently, the U.S. stock market was priced for an almost perfect relationship between earnings, interest rates, growth and inflation. We suspect that investors are being sobered by the events in Asia and our own market and that the overall stock market will be more volatile in the months ahead. Frankly these are the types of periods that we find to be "fertile ground." Often interesting values develop when investor uncertainties are higher.

What surprises lie ahead? The real questions center on the next three to five years not the next six months. Although it is currently popular to speak of deflation and the extended bull market in U.S. bonds, we believe the secular decline in inflation and interest rates will reach their lows in the coming quarters for the next ten years. Many of the affected countries in Asia have very high savings rates and we expect them to resume above-average growth rates sooner than some are predicting.

In our view, one of the biggest changes will occur in the way capital is allocated in many countries, including those in Asia. In the last five years, many investments were made for reasons other than the fact that they promised a high return on capital or a short payback period. In the future, capital in some areas should be scarce and the rationale for using it will emphasize return and efficiency rather than promoting national identity or building market share. It may be early, but may we suggest a few natural resource stocks in your Christmas stocking? Straw hats in winter anyone?

Sincerely,

/s/ Heath B. McLendon        /s/ John G. Goode

Heath B. McLendon            John G. Goode

Chairman                     Vice President and

                             Investment Officer

November 7, 1997

================================================================================
Top Ten Holdings*                                       As of September 30, 1997
================================================================================
 1.  Adobe Systems, Inc.                                                    4.0%
-------------------------------------------------------------------------------
 2.  Newmont Mining Corp.                                                   3.6
-------------------------------------------------------------------------------
 3.  Aluminum Co. of America                                                3.3
-------------------------------------------------------------------------------
 4.  Wal-Mart Stores, Inc.                                                  3.2
-------------------------------------------------------------------------------
 5.  American Express Co.                                                   3.1
-------------------------------------------------------------------------------
 6.  American International Group, Inc.                                     3.1
-------------------------------------------------------------------------------
 7.  AMR Corp.                                                              3.1
-------------------------------------------------------------------------------
 8.  Texas Instruments, Inc.                                                3.1
-------------------------------------------------------------------------------
 9.  Toys "R" Us, Inc.                                                      3.1
-------------------------------------------------------------------------------
10.  BankAmerica Corp.                                                      2.9
-------------------------------------------------------------------------------

*    As a percentage of total common stocks.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       3

================================================================================
Historical Performance -- Class A Shares
================================================================================
                   Net Asset Value
                ---------------------
                 Beginning      End        Income     Capital Gain      Total
Year Ended        of Year     of Year     Dividends   Distributions   Returns(1)
================================================================================
9/30/97             $9.31      $11.37       $0.13         $0.44       29.53%
--------------------------------------------------------------------------------
9/30/96              8.66        9.31        0.19          0.37       14.73
--------------------------------------------------------------------------------
9/30/95              8.20        8.66        0.13          0.81       19.94
--------------------------------------------------------------------------------
9/30/94              8.42        8.20        0.08          0.53        4.92
--------------------------------------------------------------------------------
9/30/93              7.22        8.42        0.06          0.46       25.23
--------------------------------------------------------------------------------
9/30/92              6.47        7.22        0.14          0.00       14.01
--------------------------------------------------------------------------------
9/30/91              5.34        6.47        0.23          0.29       33.47
--------------------------------------------------------------------------------
9/30/90              7.15        5.34        0.18          0.57      (16.25)
--------------------------------------------------------------------------------
9/30/89              6.23        7.15        0.10          0.33       23.26
--------------------------------------------------------------------------------
9/30/88              8.36        6.23        0.26          1.03       (6.92)
================================================================================
  Total                                     $1.50         $4.83
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================
                   Net Asset Value
                ---------------------
                 Beginning      End        Income     Capital Gain     Total
Year Ended        of Year     of Year     Dividends   Distributions   Returns(1)
================================================================================
9/30/97             $9.26      $11.31       $0.06         $0.44       28.62%
--------------------------------------------------------------------------------
9/30/96              8.62        9.26        0.13          0.37       13.82
--------------------------------------------------------------------------------
9/30/95              8.16        8.62        0.08          0.81       19.19
--------------------------------------------------------------------------------
9/30/94              8.37        8.16        0.02          0.53        4.21
--------------------------------------------------------------------------------
Inception* - 9/30/93 7.31        8.37        0.05          0.46       22.82+
================================================================================
  Total                                     $0.34         $2.61
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================
                   Net Asset Value
                ---------------------
                 Beginning      End        Income     Capital Gain      Total
Year Ended        of Year     of Year     Dividends   Distributions   Returns(1)
================================================================================
9/30/97             $9.26      $11.30       $0.06         $0.44       28.52%
--------------------------------------------------------------------------------
9/30/96              8.62        9.26        0.13          0.37       13.82
--------------------------------------------------------------------------------
9/30/95              8.16        8.62        0.09          0.81       19.33
--------------------------------------------------------------------------------
9/30/94              8.37        8.16        0.02          0.53        4.24
--------------------------------------------------------------------------------
Inception* - 9/30/93 8.15        8.37        0.00          0.00        2.70+
================================================================================
  Total                                     $0.30         $2.15
================================================================================

--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares
================================================================================
                   Net Asset Value
                ---------------------
                 Beginning      End        Income     Capital Gain      Total
Year Ended        of Year     of Year     Dividends   Distributions   Returns(1)
================================================================================
9/30/97             $9.32      $11.40       $0.16         $0.44      30.06%
--------------------------------------------------------------------------------
Inception* - 9/30/96 8.54        9.32        0.00          0.00       9.13+(++)
================================================================================
  Total                                     $0.16         $0.44
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================
                                               Without Sales Charge(1)
                                        ----------------------------------------
                                        Class A   Class B    Class C    Class Y
================================================================================
Year Ended 9/30/97                      29.53%     28.62%     28.52%     30.06%
--------------------------------------------------------------------------------
Five Years Ended 9/30/97                18.55        N/A        N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/97                 13.10        N/A        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97              14.70      17.81      16.29      23.36(++)
================================================================================

                                                  With Sales Charge(2)
                                        ----------------------------------------
                                        Class A   Class B    Class C    Class Y
================================================================================
Year Ended 9/30/97                      23.05%     23.62%     27.52%     30.06%
--------------------------------------------------------------------------------
Five Years Ended 9/30/97                17.34        N/A        N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/97                 12.52        N/A        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97              14.33      17.71      16.29      23.36(++)
================================================================================

================================================================================
Cumulative Total Return
================================================================================
                                                         Without Sales Charge(1)
================================================================================
Class A (9/30/87 through 9/30/97)                                242.37%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/97)                             123.34
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/97)                              86.87
--------------------------------------------------------------------------------
Class Y (Inception* through 9/30/97)                              41.94(++)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and January 31, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

(++) During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       5

================================================================================
 Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                         September 1987--September 1997

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                Smith Barney                 Standard & Poor's
                           Fundamental Value Fund Inc.           500 Index
                           ---------------------------       -----------------
Sept/87                            $ 9,500                        $10,000
Sept/88                              8,843                          8,761
Sept/89                             10,899                         11,649
Sept/90                              9,128                         10,572
Sept/91                             12,183                         13,858
Sept/92                             13,890                         15,388
Sept/93                             17,393                         17,385
Sept/94                             18,248                         18,024
Sept/95                             21,887                         23,379
Sept/96                             25,111                         28,128
Sept/97                             32,525                         39,500

+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1987, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1997, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Industry Diversification of Common Stocks*
--------------------------------------------------------------------------------
Banking and Finance                               8.7%
Energy and Energy Services                       12.2%
Health Care                                       6.3%
Insurance                                         4.5%
Metals - Mining                                   5.2%
Real Estate                                       9.1%
Retail                                            6.2%
Technology - Computers                           13.7%
Telecommunications                                8.4%
Transportation                                    5.5%
Other                                            20.2%

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Investment Breakdown
--------------------------------------------------------------------------------
Convertible Preferred Stock
   and Foreign Common Stocks                      3.2%
Options Purchased                                 0.7%
Repurchase Agreements                             8.9%
Common Stocks                                    87.2%

*    As a percentage of total common stocks.

--------------------------------------------------------------------------------
6                                             1997 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments                                                                                         September 30, 1997
====================================================================================================================================


             SHARES                                          SECURITY                                                    VALUE
====================================================================================================================================

COMMON STOCKS -- 87.2%
Banking and Finance -- 7.6%
             575,000       American Express Co.                                                                     $   47,078,125
             600,000       BankAmerica Corp.@                                                                           43,987,500
             300,000       Citicorp                                                                                     40,181,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       131,246,875
------------------------------------------------------------------------------------------------------------------------------------

Chemicals -- 1.8%
             500,000       E.I. du Pont de Nemours & Co.                                                                30,781,250
------------------------------------------------------------------------------------------------------------------------------------

Energy and Energy Services -- 10.7%
             480,200       Amerada Hess Corp.+                                                                          29,622,338
             835,500       American Exploration Co.(++)                                                                 15,874,500
             425,000       Amoco Corp.                                                                                  40,959,375
             900,000       Dresser Industries, Inc.                                                                     38,700,000
             800,000       Oryx Energy Co.(++)                                                                          20,350,000
             700,000       Royal Dutch Petroleum Co.                                                                    38,850,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       184,356,213
------------------------------------------------------------------------------------------------------------------------------------

Entertainment -- 3.5%
             525,000       Time Warner Inc.                                                                             28,448,438
           1,000,000       Viacom, Inc., Class B Shares(++)                                                             31,625,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        60,073,438
------------------------------------------------------------------------------------------------------------------------------------

Food and Beverages -- 2.5%
             787,500       Archer-Daniels-Midland Co.                                                                   18,850,781
             600,000       PepsiCo, Inc.                                                                                24,337,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        43,188,281
------------------------------------------------------------------------------------------------------------------------------------

Health Care -- 5.5%
             880,500       Advanced Polymer Systems, Inc.(++)                                                            6,768,844
           1,200,000       Aphton Corp.*(++)#                                                                           16,500,000
             500,000       Johnson & Johnson                                                                            28,812,500
             150,000       Merck & Co., Inc.                                                                            14,990,625
                 266       Molecular Biosystems, Inc.(++)                                                                    3,092
             750,000       Pharmacia & Upjohn, Inc.                                                                     27,375,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        94,450,061
------------------------------------------------------------------------------------------------------------------------------------

Insurance -- 3.9%
             450,000       American International Group, Inc.                                                           46,434,375
             115,000       CIGNA Corp.                                                                                  21,418,750
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        67,853,125
------------------------------------------------------------------------------------------------------------------------------------

Manufacturing -- 2.9%
             357,000       Minnesota Mining and Manufacturing Co.@                                                      33,022,500
              21,900       Power-One, Inc.(++)                                                                             306,600
             679,000       RMI Titanium Co.+(++)                                                                        16,975,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        50,304,100
------------------------------------------------------------------------------------------------------------------------------------

Metals - Aluminum -- 3.3%
             207,200       Alumax Inc.(++)                                                                               8,508,150
             600,000       Aluminum Co. of America+                                                                     49,200,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        57,708,150
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       7

====================================================================================================================================
Schedule of Investments (continued)                                                                             September 30, 1997
====================================================================================================================================


             SHARES                                          SECURITY                                                    VALUE
====================================================================================================================================

Metals - Mining -- 4.6%
             633,900       Cyprus Amax Minerals Co.                                                                 $   15,213,600
           1,500,000       Golden Star Resources Ltd.(++)                                                                9,656,250
           1,200,000       Newmont Mining Corp.                                                                         53,925,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        78,794,850
------------------------------------------------------------------------------------------------------------------------------------

Paper Products -- 2.5%
           2,005,500       Asia Pacific Resource International Holding Ltd., Class A Shares(++)                          9,902,156
             853,400       Willamette Industries, Inc.                                                                  32,642,550
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        42,544,706
------------------------------------------------------------------------------------------------------------------------------------

Photo Equipment and Imaging -- 0.9%
             250,000       Eastman Kodak Co.                                                                            16,234,375
------------------------------------------------------------------------------------------------------------------------------------

Real Estate -- 7.9%
           1,599,210       Del Webb Corp.                                                                               34,183,114
             703,200       Irvine Apartment Communities, Inc.                                                           23,469,300
           1,188,235       The Rouse Co.                                                                                36,835,285
             875,200       Spieker Properties, Inc.                                                                     35,500,300
             179,800       TriNet Corporate Realty Trust, Inc.                                                           6,315,475
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       136,303,474
------------------------------------------------------------------------------------------------------------------------------------

Restaurants -- 0.2%
             125,000       Lonestar Steakhouse & Saloon, Inc.(++)                                                        2,609,375
------------------------------------------------------------------------------------------------------------------------------------

Retail -- 5.4%
           1,300,000       Toys "R" Us, Inc.(++)                                                                        46,150,000
           1,300,000       Wal-Mart Stores, Inc.+                                                                       47,612,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        93,762,500
------------------------------------------------------------------------------------------------------------------------------------

Technology and Computers -- 11.9%
           1,200,000       Adobe Systems, Inc.+                                                                         60,450,000
               3,100       Best Software, Inc.(++)                                                                          45,337
           1,000,000       FOCUS Enhancements, Inc.(++) ++                                                               4,550,000
             400,000       Intel Corp.                                                                                  36,925,000
             400,000       International Business Machines Corp.                                                        42,375,000
             200,000       Motorola, Inc.                                                                               14,375,000
             350,000       Texas Instruments, Inc.                                                                      47,293,750
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       206,014,087
------------------------------------------------------------------------------------------------------------------------------------

Telecommunications -- 7.4%
             800,000       American Telephone & Telegraph Corp.+                                                        35,450,000
             750,000       COMSAT Corp.                                                                                 17,859,375
             813,000       Cox Communications, Inc.(++)                                                                 22,408,313
             360,000       Scientific-Atlanta, Inc.                                                                      8,145,000
           1,336,022       Tele-Communications, Inc., Class A Shares(++)                                                27,388,466
             763,977       Tele-Communications TCI Ventures Group, Class A Shares(++)                                   15,757,031
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       127,008,185
------------------------------------------------------------------------------------------------------------------------------------

Transportation -- 4.7%
             425,000       AMR Corp.(++)                                                                                47,042,188
             438,000       Fritz Cos., Inc.(++)@                                                                         6,460,500

                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

====================================================================================================================================

Schedule of Investments (continued)                                                                             September 30, 1997
====================================================================================================================================


             SHARES                                          SECURITY                                                    VALUE
====================================================================================================================================

Transportation -- 4.7% (continued)
           2,000,000       Fruehauf Trailer Corp.(++)                                                               $       30,000
             425,000       General Motors Corp.                                                                         28,448,438
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        81,981,126
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL COMMON STOCKS
                           (Cost -- $1,000,901,494)                                                                  1,505,214,171
====================================================================================================================================

CONVERTIBLE PREFERRED STOCK -- 0.2%
Energy -- 0.2%
             128,000       American Exploration Co., Series C, Exchange 9.00%
                           (Cost -- $3,200,000)                                                                          3,968,000
====================================================================================================================================

FOREIGN COMMON STOCKS -- 3.0%
           1,350,000       Bank of Tokyo-Mitsubishi, Ltd.                                                               25,718,546
           2,000,000       Nomura Securities Co., Ltd.                                                                  26,008,448
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL FOREIGN COMMON STOCKS
                           (Cost -- $51,854,209)                                                                        51,726,994
====================================================================================================================================

OPTIONS PURCHASED -- 0.7%
             375,000       AMR Corp. Put @ 100, Expire 1/17/98                                                             914,063
             600,000       BankAmerica Corp. Put @ 70, Expire 1/17/98                                                    1,650,000
             300,000       Citicorp Put @ 130, Expire 1/17/98                                                            1,537,500
             425,000       General Motors Corp. Put @ 55, Expire 1/17/98                                                   239,063
             400,000       Intel Corp. Put @ 90, Expire 1/17/98                                                          2,500,000
             400,000       International Business Machines Corp. Put @ 100, Expire 1/17/98                               1,800,000
             357,000       Minnesota Mining & Manufacturing Co. Put @ 95, Expire 1/17/98                                 2,275,875
             350,000       Texas Instruments, Inc. Put @ 115, Expire 1/17/98                                             1,618,750
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL OPTIONS PURCHASED
                           (Cost -- $17,298,690)                                                                        12,535,251
====================================================================================================================================


              FACE
             AMOUNT                                          SECURITY                                                    VALUE
====================================================================================================================================

REPURCHASE AGREEMENTS -- 8.9%
$        109,670,000       CS First Boston Corp., 5.991% due 10/1/97;
                           Proceeds at maturity --- $109,688,251; (Fully collateralized by U.S.
                           Treasury Notes, 6.625% due 3/31/02; Market value --- $111,914,173)                          109,670,000
          43,946,000       Goldman, Sachs & Co., 6.096% due 10/1/97;
                           Proceeds at maturity --- $43,953,442; (Fully collateralized by U.S.
                           Treasury Notes, 5.875% due 9/30/02; Market value --- $44,842,930)                            43,946,000
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL REPURCHASE AGREEMENTS
                           (Cost -- $153,616,000)                                                                      153,616,000
====================================================================================================================================

                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $1,226,870,393**)                                                               $1,727,060,416
====================================================================================================================================


@    Security segregated by Custodian to cover written call options.

+    A portion of the security is on loan.

(++) Non-income producing security.

*    Security issued with attached warrants.

# A portion of this issue is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++   Restricted security (See Note 6).

**   Aggregate cost for Federal income tax purposes is $1,247,161,127 (See Note
     4).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       9

================================================================================
Statement of Assets and Liabilities                           September 30, 1997
================================================================================
ASSETS:
     Investments, at value (Cost -- $1,226,870,393)               $1,727,060,416
     Cash (Note 7)                                                    57,492,200
     Receivable for securities sold                                   35,970,541
     Receivable for Fund shares sold                                   1,525,300
     Dividends and interest receivable                                 1,471,516
--------------------------------------------------------------------------------
     Total Assets                                                  1,823,519,973
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 7)                           57,492,200
     Payable for securities purchased                                 43,354,706
     Options written (Note 5)                                          2,723,062
     Payable for Fund shares purchased                                 1,273,529
     Investment advisory fees payable                                    724,119
     Distribution fees payable                                           356,526
     Administration fees payable                                         302,538
     Accrued expenses                                                    351,544
--------------------------------------------------------------------------------
     Total Liabilities                                               106,578,224
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,716,941,749
================================================================================
NET ASSETS:
     Par value of capital shares                                  $      151,469
     Capital paid in excess of par value                           1,162,562,234
     Undistributed net investment income                               9,200,627
     Accumulated net realized gain on security
        transactions, options and foreign currencies                  43,810,999
     Net unrealized appreciation of investments,
        options and foreign currencies                               501,216,420
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,716,941,749
================================================================================
Shares Outstanding:
     Class A                                                          53,288,452
     ---------------------------------------------------------------------------
     Class B                                                          82,300,343
     ---------------------------------------------------------------------------
     Class C                                                           6,358,562
     ---------------------------------------------------------------------------
     Class Y                                                           9,521,959
     ---------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                       $11.37
     ---------------------------------------------------------------------------
     Class B *                                                            $11.31
     ---------------------------------------------------------------------------
     Class C **                                                           $11.30
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                                       $11.40
     ---------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)            $11.97
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1997 Annual Report to Shareholders

================================================================================
Statement of Operations                    For the Year Ended September 30, 1997
================================================================================
INVESTMENT INCOME:
     Dividends                                                     $ 20,572,442
     Interest                                                        13,530,579
     Less: Foreign withholding tax                                     (179,842)
-------------------------------------------------------------------------------
     Total Investment Income                                         33,923,179
-------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 3)                                      10,134,449
     Investment advisory fees (Note 3)                                8,151,351
     Administration fees (Note 3)                                     2,972,630
     Shareholder and system servicing fees                            1,521,246
     Registration fees                                                  177,785
     Shareholder communications                                         155,232
     Directors' fees                                                     90,809
     Audit and legal                                                     76,480
     Custody                                                             62,400
     Other                                                               49,958
-------------------------------------------------------------------------------
     Total Expenses                                                  23,392,340
-------------------------------------------------------------------------------
Net Investment Income                                                10,530,839
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 4 AND 5):
     Realized Gain (Loss) From:
        Security Transactions (excluding short-term securities)      91,456,366
        Options purchased                                           (26,208,553)
        Options written                                             (19,630,603)
        Foreign currency transactions                                    (2,646)
-------------------------------------------------------------------------------
     Net Realized Gain                                               45,614,564
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments,
     Options and Foreign Currencies:
        Beginning of year                                           176,655,866
        End of year                                                 501,216,420
-------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                        324,560,554
-------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies             370,175,118
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $380,705,957
===============================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      11

================================================================================
Statements of Changes in Net Assets            For the Years Ended September 30,
================================================================================

                                                                 1997               1996
===========================================================================================
OPERATIONS:
     Net investment income                                $   10,530,839      $  14,687,764
     Net realized gain                                        45,614,564         74,028,199
     Increase in net unrealized appreciation                 324,560,554         52,597,728
-------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                  380,705,957        141,313,691
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                   (13,542,817)       (18,028,339)
     Net realized gains                                      (59,901,401)       (41,415,528)
-------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                        (73,444,218)       (59,443,867)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                        344,615,197        360,705,847
     Net asset value of shares issued for reinvestment
        of dividends                                          67,806,116         57,520,992
     Cost of shares reacquired                              (253,681,008)      (196,026,058)
-------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                              158,740,305        222,200,781
-------------------------------------------------------------------------------------------
Increase in Net Assets                                       466,002,044        304,070,605

NET ASSETS:
     Beginning of year                                     1,250,939,705        946,869,100
-------------------------------------------------------------------------------------------
     End of year*                                         $1,716,941,749     $1,250,939,705
===========================================================================================
* Includes undistributed net investment income of:            $9,200,627        $13,747,541
===========================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

3.   Investment Advisory Agreement and Other Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser of the Fund. Effective March 25, 1997, the Fund pays SBMFM an advisory fee calculated at an annual rate of 0.55% of the average daily net assets up to $1.5 billion and 0.50% of the average daily net assets in excess of $1.5 billion. Prior to March 25, 1997, the Fund paid an advisory fee of 0.55% on average daily net assets. This fee is calculated daily and paid monthly.




--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      13

================================================================================
Notes to Financial Statements (continued)
================================================================================

SBMFM also serves as administrator for the Fund and is paid a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended September 30, 1997, SB received brokerage commissions of $27,396 and sales charges of approximately $817,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended September 30, 1997, CDSCs paid to SB were:

                                     Class A           Class B           Class C
================================================================================
CDSCs                                $4,000          $1,133,000          $11,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 1997, total Distribution Plan fees incurred were:

                                          Class A         Class B       Class C
================================================================================
Distribution Plan Fees                  $1,324,748      $8,229,206      $580,495
================================================================================

All officers and one Director of the Fund are employees of SB.

4.   Investments

During the year ended September 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $732,773,249
--------------------------------------------------------------------------------
Sales                                                                570,973,076
================================================================================

At September 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

===============================================================================
Gross unrealized appreciation                                      $499,667,196
Gross unrealized depreciation                                       (19,767,907)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $479,899,289
===============================================================================

5.   Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 1997 the Fund held eight purchased put options with a total cost of $17,298,690.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without



--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.


The following covered call option transactions occurred during the year ended September 30, 1997:

                                                           Number of
                                                           Contracts     Premiums
===================================================================================
Options written, outstanding at September 30, 1996           16,150    $  2,117,533
Options written during the year ended September 30, 1997    115,250      40,741,696
Options cancelled in closing purchase transactions          (86,220)    (35,908,242)
Options expired                                             (23,127)     (2,459,809)
Options exercised                                            (8,103)       (666,967)
-----------------------------------------------------------------------------------
Options written, outstanding at September 30, 1997           13,950    $  3,824,211
===================================================================================

The following represents the covered call option written contracts open as of September 30, 1997:

   Number of                                                               Strike
   Contracts                                               Expiration       Price           Value
=====================================================================================================

       6,000   BankAmerica Corp.                             1/17/98       $ 80.0        $(2,175,000)
       4,380   Fritz Cos.                                    2/21/98         17.5           (369,562)
       3,570   Minnesota Mining & Manufacturing              1/17/98        115.0           (178,500)
-----------------------------------------------------------------------------------------------------
               Total Covered Call Options Written
               (Premiums received-- $3,824,211)                                          $(2,723,062)
=====================================================================================================

6. Restricted Security

The following security held by the Fund on September 30, 1997, is a restricted security under the Federal securities laws and is valued at fair value in good faith by, or under the direction of, the Fund's Board of Directors taking into consideration the appropriate economic, financial and other pertinent available information pertaining to this security.

                                                                                Value                     Percentage
                                             Acquisition                         Per       Fair            of Total
   Security                                     Date            Shares          Unit       Value           Net Assets      Cost
====================================================================================================================================

FOCUS Enhancements, Inc.                       9/10/97        1,000,000         $4.55    $4,550,000           0.27%      $3,810,000
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      15

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At September 30, 1997, the Fund loaned stocks having a value of approximately $54,866,868 and received cash collateral of $57,492,200 for the loan.

8. Capital Shares

At September 30, 1997, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. At September 30, 1997, total paid-in capital amounted to the following for each class:

                                                Class A                 Class B                 Class C              Class Y
===============================================================================================================================
Total Paid-in Capital                         $404,055,648            $613,217,597            $54,842,852          $90,597,606
===============================================================================================================================

Transactions in shares of each class were as follows:

                                                            Year Ended                                     Year Ended
                                                        September 30, 1997                             September 30, 1996*
                                                 -----------------------------------           -----------------------------------
                                                 Shares                     Amount                Shares                  Amount
==================================================================================================================================
Class A
Shares sold                                      9,972,656             $  99,959,293            10,423,305           $  93,133,169
Shares issued on reinvestment                    2,932,597                27,939,714             2,934,418              24,876,739
Shares redeemed                                 (8,852,499)              (89,440,037)           (8,696,068)            (75,368,489)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     4,052,754             $  38,458,970             4,661,655           $  42,641,419
==================================================================================================================================
Class B
Shares sold                                     17,327,879             $ 171,344,809            21,765,620           $ 192,072,988
Shares issued on reinvestment                    3,953,348                37,410,822             3,695,941              31,218,519
Shares redeemed                                (14,990,088)             (150,758,176)          (11,904,915)           (107,172,303)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     6,291,139             $  57,997,455            13,556,646           $ 116,119,204
==================================================================================================================================
Class C
Shares sold                                      2,633,362             $  26,239,606             2,925,320           $  25,823,035
Shares issued on reinvestment                      259,478                 2,455,580               168,804               1,425,734
Shares redeemed                                 (1,345,937)              (13,482,795)             (811,710)             (7,334,728)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,546,903             $  15,212,391             2,282,414           $  19,914,041
==================================================================================================================================
Class Y
Shares sold                                      4,733,074             $  47,071,489             5,505,522           $  49,676,655
Shares issued on reinvestment                           --                        --                    --                      --
Shares redeemed                                         --                        --              (716,637)             (6,150,538)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     4,733,074             $  47,071,489             4,788,885           $  43,526,117
==================================================================================================================================

* For Class Y shares, transactions are for the period from January 31, 1996 (inception date) to September 30, 1996.



--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                          1997             1996             1995             1994             1993
==================================================================================================================================
Net Asset Value, Beginning of Year                       $9.31            $8.66            $8.20            $8.42            $7.22
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                  0.11             0.20             0.17             0.09             0.07
   Net realized and unrealized gain                       2.52             1.01             1.23             0.30             1.65
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                              2.63             1.21             1.40             0.39             1.72
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                 (0.13)           (0.19)           (0.13)           (0.08)           (0.06)
   Net realized gains                                    (0.44)           (0.37)           (0.81)           (0.53)           (0.46)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (0.57)           (0.56)           (0.94)           (0.61)           (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $11.37            $9.31            $8.66            $8.20            $8.42
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                             29.53%           14.73%           19.94%            4.92%           25.23%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $606,054         $458,208         $386,297         $264,765         $123,118
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                               1.14%            1.22%            1.34%            1.30%            1.45%
   Net investment income                                  1.14             2.32             2.19             1.90             1.00
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     46%              57%              45%             108%             111%
----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(1)                        $0.04            $0.05            $0.05               --               --
==================================================================================================================================

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      17

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class B Shares                                        1997             1996             1995             1994             1993(1)
===================================================================================================================================
Net Asset Value, Beginning of Year                     $9.26            $8.62            $8.16            $8.37            $7.31
-----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                0.03             0.13             0.12             0.09             0.05
   Net realized and unrealized gain                     2.52             1.01             1.23             0.25             1.52
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            2.55             1.14             1.35             0.34             1.57
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               (0.06)           (0.13)           (0.08)           (0.02)           (0.05)
   Net realized gains                                  (0.44)           (0.37)           (0.81)           (0.53)           (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.50)           (0.50)           (0.89)           (0.55)           (0.51)
===================================================================================================================================
Net Asset Value, End of Year                          $11.31            $9.26            $8.62            $8.16            $8.37
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                           28.62%           13.82%           19.19%            4.21%           22.82%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $930,436         $703,552         $538,759         $361,254         $114,146
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                             1.90%            1.97%            2.09%            2.06%            2.26%+
   Net investment income                                0.38             1.56             1.44             1.13             0.19+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   46%              57%              45%             108%             111%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(2)                      $0.04            $0.05            $0.05               --               --
===================================================================================================================================

(1)  For the period from November 6, 1992 (inception date) to September 30,
     1993.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
18                                            1997 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class C Shares                                       1997                1996                1995              1994        1993(1)
====================================================================================================================================

Net Asset Value, Beginning of Year                   $9.26               $8.62               $8.16             $8.37        $8.15
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
Net investment income                                 0.03                0.14                0.12              0.05         0.00
   Net realized and unrealized gain                   2.51                1.00                1.24              0.29         0.22
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                          2.54                1.14                1.36              0.34         0.22
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                             (0.06)              (0.13)              (0.09)            (0.02)          --
   Net realized gains                                (0.44)              (0.37)              (0.81)            (0.53)          --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                  (0.50)              (0.50)              (0.90)            (0.55)          --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                        $11.30               $9.26               $8.62             $8.16        $8.37
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                         28.52%              13.82%              19.33%             4.24%        2.70%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                     $71,874             $44,539             $21,812            $1,652         $308
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                           1.92%               1.96%               2.09%             2.23%        2.25%+
   Net investment income                              0.36                1.52                1.44              0.96         0.20+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                 46%                 57%                 45%              108%         111%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(2)                    $0.04               $0.05               $0.05                --           --
====================================================================================================================================


(1)  For the period from August 10, 1993 (inception date) to September 30, 1993.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      19

================================================================================
Financial Highlights (continued)
================================================================================
For a share of each class of capital stock outstanding throughout each year:


Class Y Shares                                       1997            1996(1)
================================================================================
Net Asset Value, Beginning of Year                    $9.32           $8.54
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.14            0.23
   Net realized and unrealized gain                    2.54            0.55
--------------------------------------------------------------------------------
Total Income From Operations                           2.68            0.78
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.16)             --
   Net realized gains                                 (0.44)             --
--------------------------------------------------------------------------------
Total Distributions                                   (0.60)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                         $11.40           $9.32
--------------------------------------------------------------------------------
Total Return                                          30.06%           9.13%*++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $108,578         $44,641
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            0.78%           0.75%+
   Net investment income                               1.48            2.58+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                  46%             57%
--------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(2)                     $0.04           $0.05
================================================================================

(1)  For the period from January 31, 1996 (inception date) to September 30,
     1996.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

* During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

================================================================================
Tax Information (unaudited)
================================================================================

     The amount of long-term capital gains paid by the Fund for the fiscal year ended September 30, 1997 was $32,867,618.

     36.70% of ordinary income distribution is designated as qualifying for the dividends received deduction available to corporate shareholders.


--------------------------------------------------------------------------------
20                                            1997 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Directors of Smith Barney Fundamental Value Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Fundamental Value Fund Inc. as of September 30, 1997, the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the Fund's custodian and brokers: where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Smith Barney Fundamental Value Fund Inc. as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP


New York, New York
November 3, 1997


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      21

Smith Barney                          Investment Adviser and Administrator
Fundamental Value                     Smith Barney Mutual Funds Management Inc.
Fund Inc.

Directors                             Distributor
Lloyd J. Andrews                      Smith Barney Inc.
Robert M. Frayn, Jr.
Leon P. Gardner
Howard J. Johnson                     Custodian
David E. Maryatt                      PNC Bank, N.A.
Heath B. McLendon, Chairman
Frederick O. Paulsell
Jerry A. Viscione                     Shareholder Servicing Agent
Julie W. Weston                       First Data Investor Services Group, Inc.
                                      P.O. Box 9134
                                      Boston, MA 02205-9134
Officers
Heath B. McLendon
Chief Executive Officer               This report is for the information of
                                      shareholders of Smith Barney Fundamental
Lewis E. Daidone                      Value Fund Inc., but it may also be used
Senior Vice President                 as sales literature when preceded or
and Treasurer                         accompanied by the current prospectus,
                                      which gives details about charges,
John G. Goode                         expenses, investment objectives and
Vice President and                    operating policies of the Fund. If used as
Investment Officer                    sales material after December 31, 1997,
                                      this report must be accompanied by
Peter Hable                           performance for the most recently
Investment Officer                    completed calendar quarter.

Thomas M. Reynolds
Controller
                                      SMITH BARNEY
Christina T. Sydor                    ------------
Secretary
                                      A Member of Travelers Group[LOGO]

                                      Smith Barney Fundamental
                                      Value Fund Inc.
                                      Smith Barney Mutual Funds
                                      388 Greenwich Street
                                      New York, New York 10013


                                      FD0283 11/97